                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):         November 14, 2005
                                                  ------------------------------

                             Advanced Photonix, Inc
--------------------------------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


         Delaware                     1-11056                    33-0325836
--------------------------------------------------------------------------------
 (STATE OR OTHER JURISDICTION       (COMMISSION              (IRS EMPLOYER
  OF INCORPORATION)                 FILE NUMBER)             IDENTIFICATION NO.)


   1240  Avenida Acaso, Camarillo, California                   93012
--------------------------------------------------------------------------------
   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                     (ZIP CODE)


Registrant's telephone number, including area code:      (805) 987-0146
                                                    ----------------------------




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02.        RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On November 9, 2005, Advanced Photonix, Inc. issued a press release announcing its results for the second quarter ended September 25, 2005. A copy of the press release is furnished as Exhibit 99.1 and is incorporated herein by reference.


ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits:


  Exhibit
  Number               Exhibit
  ------               -------

         99.1 Advanced Photonix, Inc.'s press release reporting its results for the second quarter ended September 25, 2005.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                               ADVANCED PHOTONIX, INC.



                               By: /s/ Richard Kurtz
                                   ---------------------------------------------
                                        Richard Kurtz, Chief Executive Officer

Dated:  November 14, 2005

                                 Exhibit Index


Exhibit
-------
Number         Exhibit
-------        -------

   99.1 Advanced Photonix, Inc.'s press release reporting its results for the second quarter ended September 25, 2005.

